UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  April 16, 2008
Wilsons The Leather Experts Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-21543	41-1839933
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7401 Boone Ave. N.
Brooklyn Park, Minnesota		55428
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (763) 391-4000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Wilsons The Leather Experts Inc. announced that on April 16, 2008, M. Adam Boucher, the Company’s Chief Operating Officer, gave notice of his intention to resign his position on April 25, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSONS THE LEATHER EXPERTS INC.
Date: April 22, 2008	By	/s/ Stacy A. Kruse
Stacy A. Kruse
Chief Financial Officer and Treasurer